Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE Investor Meetings June 25-28, 2013

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

3 NYSE Ticker PNW Market Cap $6.2 Billion Enterprise Value ~$10 Billion Dividend Yield 3.9% Principal Subsidiary Arizona’s largest electric utility $13 billion assets Service Territory 1.1 million customer accounts 34,646 square miles Customer Growth 2% average annual growth expected 2013-2015 3-4% historical average — well above industry average 2012 Peak Demand – 7,207 MW CONTINENTAL UNITED STATES STATE OF ARIZONA PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility.

4 Our commitment to investors: Deliver superior shareholder returns through . . .PINNACLE WEST: OUR VALUE PROPOSITION

POSITIVE LONG-TERM DEMOGRAPHICS 5 Superior Growth APS’s customer growth generally outpaces U.S. and Arizona population growth. Annual Growth 1990 1995 2000 2005 2010 2016 Projected APS Customer Growth Arizona Population Growth US Population Growth Retail customer growth to average 2% annually 2013 - 2015 Weather-normalized retail sales growth less than 1% after customer conservation, energy efficiency and distributed renewable generation initiatives

6 POSITIVE NEAR-TERM TRENDS Value Relative to Jan ‘05 Home Prices Nonresidential Building Vacancy YTD YTD Vacancy Rate Office Retail Housing and non-residential sectors are showing steady improvement.

SOLID CAPITAL RECOVERY AND STRONG RATE BASE GROWTH 7 We expect our rate base will grow 6% per year on average, and we have constructive recovery of capital expenditures. $ Billions Year-End Projected APS Rate Base Growth 6% Compound Annual Growth Rate ACC FERC Other Capital Expenditures Recovered through Rate Adjustors Covered by Depreciation Cash Flow $ Millions APS Capital Expenditures by Recovery Mechanism Projected

8 Our proposal represents a balanced solution to new environmental regulations. Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million (subject to adjustments) Estimated environmental compliance investment: $300 million Arizona, California, FERC and Hart-Scott-Rodino approvals obtained Transfer of coal mine operation to Navajo Nation pending APS currently expects that it will not be in a position to close the purchase transaction until the ACC’s intentions with regard to pursuing deregulation in Arizona become clearer (previously expected mid-2013 close). FOUR CORNERS POWER PLANT PROPOSED PLAN

APS AZ SUN PROGRAM PROVIDES EARNINGS GROWTH POTENTIAL Utility-scale photovoltaic solar plants to be owned by APS Constructive rate recovery through RES until included in base rates 86 MW in commercial operation to date Commitments to date: 150 MW $614 million estimated capital investment 9 Owning solar resources makes sense for our customers and environment and provides returns to our shareholders.

100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N . GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WESTWING BAGDAD 2018 PINNACLE PEAK CHOLLA NAVAJO . 2016 CORONADO YOUNGS CANYON 2013 SUNDANCE FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2016 DELANEY 2016 MAZATZAL 2017 MORGAN 2015 TRANSMISSION INVESTMENT ESSENTIAL 10 Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. 10-Year Transmission Plan filed January 2013 (115 kV and above) $612 million of new transmission investment 275 miles of new lines Projects to deliver renewable energy approved by ACC Transmission investment diversifies regulatory risk Constructive regulatory treatment FERC formula rates and retail adjustor

11 Earned ROEs Outlook Through 2015 6% rate base growth,** but regulatory recovery not perfect Adjustment mechanisms provide substantial recovery during stay-out, but incomplete Limited sales growth EPS expected to grow somewhat below rate base growth * Continuing operations APS PNW* Outlook* At least 9.5% annually Goal ** Compound annual growth rate Improving our earned return on equity is one of our top priorities. ROE IMPROVEMENT

12 Our goal is to keep O&M growth in line with retail sales growth. Enterprise-wide Supply Chain Management Corporate Efficiency Study Fossil Generation Realignment Palo Verde Unit Production Cost Reductions Sustainable Cost Management Initiative A VARIETY OF INITIATIVES HAVE BEEN HELPING CONTROL OPERATING AND CAPITAL COSTS

OPERATIONAL HIGHLIGHTS 13 Customer Satisfaction Ranked 3rd highest nationally among 55 large investor-owned electric utilities in 2012 J.D. Power residential customer survey Strong Nuclear and Coal Baseload Resources 2012 capacity factors above industry averages Palo Verde 20-year license extension approved by U.S. Nuclear Regulatory Commission in 2011 Average Annual Outage Time Per Customer Top quartile in industry over past several years Safety 2012 lowest number of recordable injuries in company history Internationally Recognized Environmental, Sustainability and Governance Leader Dow Jones North America Sustainability Index (8 consecutive years) Corporate Responsibility Magazine’s “100 Best Corporate Citizens” We focus on maintaining top-tier performance companywide.

14 Our financial results facilitate growing cash returns to our shareholders. Dividend Growth Goal Indicated Annual Dividend Rate at Year-End *As of May 3, 2013 Future dividends subject to declaration at Board of Director’s discretion Annual Dividend Growth Approx. 4% Projected COMMON DIVIDEND OUTLOOK

15 Shareholder Benefits Regulatory certainty Base rate stay-out until at least mid-2016 Rate gradualism through adjustment mechanisms Financial support APS needs to achieve Arizona’s energy goals 10% allowed return on equity Customer Benefits Rate certainty No base rate change until at least mid-2016 Rate gradualism through adjustment mechanisms Support for renewable energy and energy efficiency Mutual Benefits Encourages progress toward sustainable energy future Continuation of constructive regulatory framework established in 2009 settlement Collaboration and cooperation among APS, ACC and numerous stakeholders The settlement contains a number of benefits for shareholders and customers. 2012 RETAIL RATE CASE SETTLEMENT KEY BENEFITS

16

2012 RETAIL RATE CASE SETTLEMENT KEY PROVISIONS – OTHER THAN BASE RATES

Key provisions continue constructive regulatory treatment and limit regulatory lag.

- Constructive new or modified adjustment mechanisms
  - Lost Fixed Cost Recovery (LFCR) rate mechanism to address ratemaking effects of energy efficiency and distributed renewable energy
  - Power Supply Adjustor (PSA) – 100% pass-through
  - Transmission Cost Adjustor (TCA) – streamlined for future rate changes
  - Environmental Improvement Surcharge (EIS) – recovery of certain carrying costs for government-mandated environmental capital expenditures
- Four Corners transaction – procedure to allow APS to request related rate adjustments, if transaction consummated
- Post test-year plant additions – 15 months' additions included in rate base
- Property tax expense deferrals for future tax rate changes
- Current PSA credit on customer bills to continue until February 1, 2013, rather than reset when base rates change effective July 1, 2012
- Next general rate case may be filed on or after May 31, 2015 for rates to become effective on or after July 1, 2016 (4-year stay-out)

PINNACLE WEST
CAPITAL CORPORATION

APPENDIX

A RESPECTED, VETERAN LEADERSHIP TEAM Jim Hatfield SVP & CFO 18 Our top executives have more than 100 combined years of creating shareholder value in the energy industry. Don Brandt Chairman & CEO Mark Schiavoni EVP Operations Jeff Guldner SVP Customers & Regulation Randy Edington EVP & Chief Nuclear Officer Jim Hatfield EVP & CFO

19 POSITIVE NEAR-TERM TRENDS Non-Farm Job Growth Year-Over- Year Change Metro Phoenix Vacant Housing APS Service Territory YTD YTD Arizona’s economy is reflecting more sustained growth and activity.

20 Investment is required throughout the business to meet expected demand growth LONG-TERM GROWTH DRIVES CAP EX APS Capital Expenditures by Function Other Distribution Transmission Renewables Environmental Traditional Generation Projected $ Millions Based on December 31, 2012 Form 10-K and March 31, 2013 Form 10-Q

OUR REGULATORY MIX 21 The bulk of APS’s revenues comes from a regulated retail rate base and a meaningful transmission business. $6.9 Billion Total Approved Rate Base Most Recent Rate Decisions ACC FERC Rate Effective Dates 7/1/2012 6/1/2013 Test Year Ended 12/31/2010* 12/31/2012 Rate Base $5.7 B $1.2 B Equity Layer 54% 57% Allowed ROE 10.00% 10.75% *Adjusted to include post test-year plant in service through March 31, 2012 Generation & Distribution (83%) Transmission (17%)

22 Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) * $59 $382 $165 Net Book Value at 12/31/12 ($M) * $41 $0 $129 Current Depreciation Ends 2038 Mid-2012 2038 2038 Current Expiration Dates Site Lease July 6, 2041 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2041 Total Employees (549) 39 Common (75% Native Americans) + 67 Matrix 131 230 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 11,335 10,970 10,880 9,720 9,750 * Excludes Asset Retirement Costs FOUR CORNERS POWER PLANT FACTS & FIGURES

23 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS on track to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 Our programs address Arizona’s aggressive renewable energy and energy efficiency standards. ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS

AZ SUN PROGRAM SUMMARY 24 Name Location Capacity Developer Actual or Target COD* Paloma Gila Bend, AZ 17 MW First Solar Sept. 2011 Cotton Center Gila Bend, AZ 17 MW Solon Oct. 2011 Hyder I Phase 1 Hyder, AZ 11 MW SunEdison Oct. 2011 Hyder I Phase 2 Hyder, AZ 5 MW SunEdison Feb. 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison Nov. 2012 Yuma Foothills Phase 1 Yuma, AZ 17 MW AMEC Mar. 2013 Yuma Foothills Phase 2 Yuma, AZ 18 MW AMEC 4Q 2013 Hyder II Hyder, AZ 14 MW McCarthy 4Q 2013 Gila Bend Gila Bend, AZ 32 MW Black & Veatch 2Q 2014 150 MW As of May 3, 2013 * In Service or Commercial Operation Date APS is investing in utility-scale solar generation.

SOLANA: A “SUNNY PLACE” 25 250-MW 30-year PPA for all output (~900 GWh/year) Concentrating solar trough facility 70 miles southwest of Phoenix On target for 2013 commercial operation 90%+ on-peak capacity factor with use of thermal storage capability Expected to be first major U.S. solar trough plant with thermal energy storage Near existing transmission lines To be built, owned and operated by Abengoa Solar Solana will provide more than one-quarter of APS’s renewable energy target by 2015.

RENEWABLE PURCHASE POWER CONTRACTS 26 Fuel / Contract Location Owner/ Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 RE Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 Sun E AZ 1 Prescott, AZ SunEdison IO Feb-2010 2011 30 10 Saddle Mountain Tonopah, AZ SunEdison IO Dec-2012 2012 30 15 Total Solar 310 Wind Aragonne Mesa Santa Rosa, NM Infigen Asset Mgmt IO Dec-2005 2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2012 25 99 Total Wind 289 Geothermal Salton Sea Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Najafi IO Sep-2005 2008 15 14 Total Biomass 14 Biogas Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 NW Regional Landfill Surprise, AZ Waste Management IO Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 629 Solar 1 Solar 2 Tonopah, AZ Not Disclosed Jan-2012 2013 30 15 Maricopa County, AZ Not Disclosed Jan-2012 2013 30 15 UD UD As of May 3, 2013 1 UD = Under Development; UC= Under Construction; IO = In Operation

We will meet future load growth through a balanced resource mix including renewable resources and energy efficiency programs. Existing Owned Resources Includes retirement of Four Corners 1-3 Existing Contracts Four Corners 4-5 Resource Planning Requirement Load Requirement Including Reserves Projected Additional Resources by 2027 Four Corners transactions Renewables (primarily solar and wind) Energy efficiency Natural gas 3% Four Corners Transactions, Net 21% Future Energy Efficiency 24% Future Renewable Resources 52% Future Natural Gas Generation MW 27 RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY

28 Energy Fuel Mix 34,229 GWh Generation Fuel Mix 27,635 GWh Generation Capacity Mix 6,250 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. 46% 32% 36% 26% 17% 21% 54% 28% 18% Solar 2012 APS GENERATION AND ENERGY FUEL MIXES

29

A WELL-BALANCED GENERATION PORTFOLIO

Fuel / Plant	Location	Units	Dispatch	Commercial Ops. Date	Ownership Interest[1]	Net Capacity (MW)
Nuclear						
Palo Verde	Wintersburg, AZ	1-3	Base	1986 - 1989	29.1%	1,146
Total Nuclear						*1,146*
Coal						
Cholla	Joseph City, AZ	1-3	Base	1962 - 1980	100	647
Four Corners	Farmington, NM	1-3	Base	1963 - 1964	100	560
Four Corners	Farmington, NM	4,5	Base	1969 - 1970	15	231
Navajo	Page, AZ	1-3	Base	1974 - 1976	14	315
Total Coal						*1,753*
Gas/Oil - Combined Cycle						
Redhawk	Arlington, AZ	1,2	Intermediate	2002	100	984
West Phoenix	Phoenix, AZ	1-5	Intermediate	1976 - 2003	100	887
Total Gas/Oil - Combined Cycle						*1,871*
Gas/Oil - Steam Turbines						
Ocotillo	Tempe, AZ	1,2	Peaking	1960	100	220
Saguaro	Red Rock, AZ	1,2	Peaking	1954 - 1955	100	210
Total Gas/Oil - Steam Turbines						*430*
Gas/Oil – Combustion Turbines						
Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
Yucca	Yuma, AZ	6	Peaking	1971 - 2008	100	243
Saguaro	Red Rock, AZ	1-3	Peaking	1972 - 2002	100	189
West Phoenix	Phoenix, AZ	1,2	Peaking	1972 - 1973	100	110
Ocotillo	Tempe, AZ	1,2	Peaking	1972 - 1973	100	110
Douglas	Douglas, AZ	1	Peaking	1972	100	16
Total Gas/Oil - Combustion Turbines						*1,088*
Solar						
Hyder	Hyder, AZ	-	As Available	2011 - 2012	100	16
Paloma	Gila Bend, AZ	-	As Available	2011	100	17
Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
Chino Valley	Chino Valley, AZ	-	As Available	2012	100	*19*
Yuma Foothills	Yuma, AZ	-	As Available	2013	100	17
Various	Multiple Arizona Facilities		As Available	1996 - 2006	100	*12*
Total Solar						*98*
Total Generation Capacity						**6,386**

As of May 3, 2013

[1]Includes leased generating plants.

PINNACLE WEST CAPITAL CORPORATION

Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Retail Portion (TCA) $ 21 M 6/1/2013 $ 18 M 8/1/2012 $ 38 M 7/1/2011 Wholesale Portion $ 5 M 6/1/2013 $ (2) M 6/1/2012 $ 6 M 6/1/2011 Total Increase (Decrease) $ 26 M $ 16 M $ 44 M Equity Ratio 57% 55% 54% Rate Base $1.2 B $1.2 B $1.2 B Test Year 2012 2011 2010 30 FERC Formula Rates adopted in 2008 Adjusted annually with 10.75% allowed ROE Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor (TCA) Recent transmission revenue changes We have achieved transmission rate treatment with annual adjustments. CONSTRUCTIVE TRANSMISSION RATE REGULATION

2013 – 2015 FINANCIAL OUTLOOK 31 2012 retail rate settlement effective July 1, 2012 Revenue provisions Retail base rate changes effective July 1, 2012 Adjustment mechanisms Four Corners acquisition AZ Sun additions to flow through RES until next base rate case Lost Fixed Cost Recovery (LFCR) mechanism assumed to offset 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Cost mitigation provisions Power Supply Adjustor (PSA) – 100% pass-through Potential property tax deferrals – assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals Deferral rates: 50% in 2013; 75% in 2014 and thereafter (continued) Key Drivers and Assumptions as of May 3, 2013

2013 – 2015 FINANCIAL OUTLOOK 32 Key Drivers and Assumptions as of May 3, 2013 (continued) Modestly improving Arizona and U.S. economic conditions Retail customer growth to average 2% annually Weather-normalized retail electricity sales volume growth: Less than 1% after customer conservation and energy efficiency and distributed renewable generation initiatives Rate base growth to average 6% annually AZ Sun Program Transmission rate adjustments (FERC formula rates and retail adjustor) Four Corners cost deferrals between dates acquired and included in retail rates Company-wide operating and capital cost management Financing to maintain balanced capital structure for credit ratings and retail regulatory test year Interest rates Actual weather through March 2013; normal weather patterns remainder of period

33 Our goal is to keep O&M growth in line with retail sales growth. Solid achievements to date Initiatives Company-wide benchmarking and evaluations Workforce attrition opportunities Knowledge transfer Process documentation Excludes RES and demand side management costs. 2011 also excludes $28 million related to prior-period transmission rights-of-way settlement. APS O&M Expense Trends $ Millions STRONG COST MANAGEMENT FOCUS

34 Continued success requires a more rigorous, standardized approach to running the business. Recognize combined challenges Costs Capital Sales growth Regulatory stay-out Aging workforce Improve organizational efficiencies Strengthen governance and clarify accountability Refine understanding of cost structure to better identify opportunities Motivation Sustainable Changes Tiered Metrics Business Planning Corporate Resources Operating Model (“CROM”) Centralize Financial Planning and Analysis Centralize Information Technology Enterprise Process Improvement SUSTAINABLE COST MANAGEMENT INITIATIVE (“SCMI”)

35 Palo Verde operating costs are below industry averages and improving. Dollars per Megawatt-Hour U.S. NUCLEAR OPERATING COSTS

36

SUPERIOR POWER PLANT PERFORMANCE

Our nuclear and coal plants are strong baseload resources.

Nuclear Capacity Factors


APS 92%
Industry 91%
100%
90%
80%
70%
60%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

- 3,937 MW total managed capacity
- 1,146 MW total APS share
- 2014 goals:
  - Consistent site capacity factor greater than 92%
  - Operating costs excluding fuel less than $0.02/kWh
  - Top-quartile safety
- 20-year license extension approved by U.S. Nuclear Regulatory Commission

Coal Performance Metrics


APS Commercial Availability
APS Capacity Factor
Industry Capacity Factor
93%
71%
63%
100%
90%
80%
70%
60%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

- 2,747 MW total managed capacity
- 1,753 MW APS share
- Fleet operating strategy
- Commercial availability metric measures plant reliability during high-demand periods and market responsiveness

PINNACLE WEST
CAPITAL CORPORATION

ARIZONA CORPORATION COMMISSIONERS 37 Three seats for four-year terms through January 2017 were addressed in the November 2012 election. * Term limited Bob Stump (R)* Chairman Brenda Burns (R) Gary Pierce (R)* Terms To January 2015 Terms To January 2017 Susan Bitter Smith (R) Bob Burns (R) Incumbents New Commissioners

38 The provisions of the settlement became effective July 1, 2012, as originally requested by APS. Annual Revenue Change Annualized Base Rate Revenue Changes ($ millions) Non-fuel base rate increase $ 116.3 Fuel-related base rate decrease (153.1) Revenues related to AZ Sun and other solar projects to be transferred from Renewable Energy Surcharge to base rates 36.8 Net base rate change $ -0- 2012 RETAIL RATE CASE SETTLEMENT KEY FINANCIAL PROVISIONS – BASE RATES & TIMING

39 Rate base $5.7 billion Allowed return on equity 10% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.21¢ Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 adjusted for post-test year plant additions Updated rate base, cost of capital and fuel prices underpin the settlement amounts. 2012 RETAIL RATE CASE SETTLEMENT KEY FINANCIAL ASSUMPTIONS

40

SIGNIFICANT REGULATORY PROGRESS

We have achieved a more supportive regulatory structure and improvements in cost recovery timing.

Mechanism	Adopted/ Last Adjusted	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2013	• Recovers variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Renewable Energy Surcharge ("RES")	May 2008 / February 2013	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustment Clause ("DSMAC")	April 2005 / March 2012	• Recovers costs related to energy efficiency and DSM programs above $10 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides rebates and other incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / July 2012	• Allows recovery of certain carrying costs for government-mandated environmental capital projects • Capped at $5 million annually
Retail Line Extension Fees	February 2008 / July 2012	• "Pay as you go" mechanism collects dollars spent for new distribution construction at beginning of project
Transmission Cost Adjustor ("TCA")	April 2005 / June 2013	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below)
FERC Formula Rates	2008 / June 2013	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data
Lost Fixed Cost Recovery Mechanism ("LFCR")	July 2012 / March 2013	• Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs

PINNACLE WEST CAPITAL CORPORATION

READY ACCESS TO CAPITAL 41 Strong access to capital resources is supported by solid credit ratings, manageable debt maturities and ample liquidity. 52.9% 55.4% 2013 Major Financing Activities $100 million APS senior notes* Remarketing tax-exempt debt Farmington 1994C $31.5 million Coconino 1994A $32.65 million Maricopa 2009C $32 million Potential need for new APS debt financing up to $300 million APS Long-Term Debt Maturities $ Millions *Completed

SOLID CREDIT RATINGS 42 Available liquidity remains substantial and our credit ratings have improved. We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa1 Baa2 S&P BBB+ BBB+ Fitch BBB+ BBB+ Senior Unsecured Moody’s Baa1 - S&P BBB+ - Fitch A- - Outlook Moody’s Stable Stable S&P Stable Strong Fitch Stable Stable Credit Facilities and Liquidity* Borrower Capacity ($ Millions) Maturities APS $ 500 Nov. ‘16 APS 500 Apr. ‘18 PNW 200 Nov. ‘16 Credit Facilities 1,200 Cash 25 Short-Term Borrowings 0 Total Liquidity $1,225 *As of March 31, 2013

S&P CREDIT METRICS 43 APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. 2008 2009 2010 2011 2012 22.1% 22.8% 22.3% 20.8% 29.7% 5.1x 4.8x 4.6x 4.6X 6.6x 57.4% 56.8% 53.0% 53.0% 50.8% 18.0% 18.4% 22.5% 20.3% 28.1% 4.3x 4.0x 4.6x 4.5X 5.9x 59.4% 59.8% 55.1% 54.5% 52.3% Source: S&P Credit Stats

44 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,154 GWh Operating Revenues $3.1 Billion 8% 45% 47% 50% 43% 11% 89% Our business mix is attractive due to favorable climate and other conditions in our market area. 2012 RETAIL CUSTOMERS, SALES AND REVENUE MIXES